36BUY396

                              PROSPECTUS SUPPLEMENT
                              DATED MARCH 28, 1996
                           FRANKLIN SHORT-INTERMEDIATE
                        U.S. GOVERNMENT SECURITIES FUND
                               Dated March 1, 1996
                   (as may be supplemented from time-to-time)

I. The following replaces the discussion under category (xii) regarding investors qualifying to purchase shares of the Fund at net asset value:

      (xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund under this privilege if they meet the requirements for Designated Retirement Plans and those described under "Group Purchases," above.